THIS  DEBENTURE  HAS  BEEN  ACQUIRED  FOR  INVESTMENT  AND HAS NOT BEEN
         REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR REGISTERED OR OTHERWISE QUALIFIED FOR SALE UNDER THE SECURITIES LAWS OF ANY STATE. THIS DEBENTURE MAY NOT BE TRANSFERRED OR SOLD OR OFFERED FOR SALE OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT AND SUCH LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER HAS BEEN DELIVERED TO THE ISSUER TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

                         DEBENTURE DUE JANUARY 10, 2000

                              Salt Lake City, Utah

$4,367,351.28                                                    January 9, 1998

         COVOL TECHNOLOGIES, INC., a Delaware corporation whose headquarters are located at 3280 North Frontage Road, Lehi, Utah 84043 (the "Company"), promises to pay to the order of AJG FINANCIAL SERVICES, INC., or its successors and assigns (the "Holder"), the aggregate principal sum of Four Million, Three Hundred Sixty-Seven Thousand, Three Hundred Fifty-One and 28/100 Dollars ($4,367,351.28) (the "Principal Amount"), in lawful money of the United States of America, together with interest thereon from the date hereof on the unpaid Principal Amount, on the terms and conditions as hereinafter specified, until the Principal Amount is repaid in full.

         1. Identification of Debenture. This Debenture is the "Debenture" defined in that certain Debenture Agreement and Security Agreement of even date herewith between the Company and the Holder (the "Debenture Agreement") and the Holder is entitled to all of the benefits that arise under the Debenture
Agreement  from  being  the  "Investor"  and  the  holder  of  the   "Debenture"
thereunder.

         2. Payment of Principal and Interest.

         (a) The Principal Amount shall be payable on January 10, 2000 ("Principal Repayment Date", also herein referred to as the "Maturity Date"). At the Maturity Date, any final Prepayment (as defined in Section 3 below), any acceleration of the Principal Amount pursuant to Section 8 below, any unpaid Principal Amount of this Debenture, all interest accrued thereon and other sums payable hereunder shall be due and payable in full, notwithstanding any other provision hereof.

         (b) From and after the date hereof, interest on the unpaid balance of the Principal Amount shall accrue at the per annum rate of six percent (6%) (the "Interest Rate") and shall be due and payable upon the Maturity Date, provided that upon any Prepayment and any acceleration of the Principal Amount pursuant to Section 8 below, all accrued and unpaid interest on the principal amount of the Prepayment or on the accelerated Principal Amount shall be immediately due and payable. Interest shall be calculated on the basis of a 365-day year and the actual number of days elapsed. In the event that all or any portion of the Principal Amount is not paid on the scheduled payment date of this Debenture or upon acceleration (regardless of the reason therefor), the portion of the Principal Amount not paid when due shall bear interest until paid at the "Default Rate" (as defined in Section 8 below).

         (c) All portions of the Principal Amount, all interest thereon and all other sums due hereunder, shall be payable, without set-off or deduction, at the offices of the Holder set forth above or at such other place as Holder, from time to time may designate to the Company in writing, in cash, certified check or check of the Company that the Holder has agreed in writing in advance to accept or a wire transfer to such account as Holder may have previously designated to the Company in writing.

         3. Prepayment. The Company may prepay any portion of the Principal Amount without penalty or premium, upon five (5) days' written notice to Holder (a "Prepayment"). Any Prepayments shall be applied first to any overdue payments of principal or interest that bear interest at the "Default Rate", next to any other accrued but unpaid interest and then to reduction of principal of the Principal Amount.

         If a Change in Control (as hereinafter defined) occurs, the Holder may, by notice to the Company given not later than the date 10 days after the date the Company has notified the Holder of such Change in Control, require the prepayment of the entire unpaid Principal Amount of this Debenture and all accrued but unpaid interest thereon; whereupon the Company shall, on the date 10 days after the date such notice is given by the Holder, prepay this Debenture. The Company shall give the Holder notice of the occurrence of any Change in Control not later than 10 days after such Change in Control occurred.

         As used herein, "Change in Control" of the Company means:

                  (a) any "person", as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities;

                  (b) during any period of two consecutive years (not including any period prior to the date of this Debenture), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a), (c) or (d) of this Section) whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

                  (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (I) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (II) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 30% of the combined voting power of the Company's then outstanding securities; or

                  (d) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

         4. Exchange of Debenture. At the option of the Holder, this Debenture may be exchanged for other Debentures in denominations of $1,000 and any integral multiple thereof and of a like aggregate principal amount and tenor. Upon surrender of this Debenture to the Company for exchange, the Company shall execute and deliver to the Holder the Debentures which the Holder is entitled to receive in exchange.

         5. Ranking of Obligations. The obligations of the Company hereunder do rank and will rank at least pari passu in priority of payment with all other indebtedness of the Company.

         6. Covenants. Until satisfaction in full of all obligations of the Company under this Debenture, the Company shall at all times comply with all of the covenants of the Company set forth herein or in the Debenture Agreement, which are hereby incorporated by reference herein as if each such covenant was set forth in full in this Debenture, together with any necessary defined terms from the Debenture Agreement.

         7. Events of Default. The following events are hereby defined for all purposes of this Debenture as Events of Default:

                  (a) Failure of the Company to pay any principal or interest hereunder when and as the same shall become due and payable, which failure shall have continued for a period of 5 days after receiving written notice of such late payment.

                  (b) The breach by the Company of any of the other covenants set forth in this Debenture or in the Debenture Agreement if such breach is not cured within 30 days after written notice thereof is given by the Holder.

                  (c) The institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking relief under Title 11 of the United States Code, as now constituted or hereafter in effect, or any other applicable Federal or State bankruptcy, insolvency or other similar law, or the consent by it to the institution of proceedings thereunder or the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by the Company of an assignment for the benefit of creditors, or the admission by the Company in writing of its inability to pay its debts generally as they become due;

                  (d) The entry of a decree or order by a court having jurisdiction for relief in respect of the Company, or adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under Title 11 of the United States Code, as now constituted or hereafter in effect, or any other applicable Federal or State bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, trustee (or other similar official) of the Company or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (e) A default shall occur under any other agreement, document or instrument to which the Company is a party and such default is not cured within any applicable grace period or waived in writing, and such default (i) involves the failure to make any payment when due in respect of any indebtedness (other than the Principal Amount and interest thereon) of the Company in excess of Five Hundred Thousand Dollars ($500,000) in the aggregate, or (ii) causes such indebtedness or a portion thereof in excess of Five Hundred Thousand Dollars ($500,000) in the aggregate to become due prior to its stated maturity or prior to its regularly scheduled dates of payment, or (iii) permits any holder of such indebtedness or a trustee to cause such indebtedness or a portion thereof in excess of Five Hundred Thousand Dollars ($500,000) in the aggregate to become due prior to its stated maturity or prior to the regularly scheduled dates of payment and such default is not cured or waived within 30 days after the occurrence thereof.

         If one or more Events of Default shall happen and be continuing, then, and in each and every such case, the Holder, at its option, by notice in writing to the Company, may declare the entire Principal Amount and all interest accrued thereon and any other sums due hereunder, if not already due and payable, to be immediately due and payable. If there shall occur an Event of Default described in Sections 8(c) or 8(d), the entire unpaid balance of the Principal Amount with interest accrued thereon and all other sums due under this Debenture shall be immediately due and payable without notice to the Company. If the entire unpaid balance with interest accrued thereon shall, as a result of either of the preceding two sentences, be immediately due and payable, the unpaid balance of the Principal Amount shall accrue interest at the Interest Rate compounded annually to the date of default and thereafter at a rate which shall be equal to the Interest Rate plus two percent (2%) (the "Default Rate") and all other sums due by the Company hereunder shall also be immediately due and payable; and payment thereof may be enforced and recovered in whole or in part at any time by one or more of the remedies provided to the Holder in this Debenture or under applicable law. In such case, the Holder may also recover all costs of suit and other expenses in connection therewith, together with reasonable attorney's fees for collection, together with the interest on any judgment obtained by the Holder at the Default Rate, including interest at that rate from and after the date of any execution, judicial or foreclosure sale until actual payment is made to the Holder of the full amount due the Holder.

         8. Payment on Default. In the event that an Event of Default shall occur, then the Company shall pay to the Holder the whole amount which then shall have become due on the Debenture for principal and interest, and in addition thereto, such additional amount as shall be sufficient to cover the costs and expenses of collection.

         No delay or omission of the Holder to exercise any rights or powers accruing upon any default which shall not have been remedied shall impair any such right or power, or shall be construed to be a waiver of any such default or acquiescence therein; and every power and remedy given by this to the Holder may be exercised from time to time and as often as may be deemed expedient by the Holder.

         9. Immunity of Incorporators, Stockholders, Officers, Directors and Employees. No recourse shall be had for the payment of the principal or interest on this Debenture or for any claim based thereon or otherwise in any manner in respect thereof, to or against any subsidiary, incorporator, stockholder, officer, director or employee, as such, past, present or future, of the Company or any respective subsidiary, incorporator, stockholder, officer, director or employees, as such, past, present or future, of any predecessor or successor corporation, either directly or through the Company or such predecessor or successor corporation, whether by virtue of any constitutional provision or statute or rule of law, or by the enforcement of any assessment or penalty, or in any other manner, all such liability being expressly waived and released by the acceptance of this Debenture and as part of the consideration for the issue thereof.

         10. Notices. Unless otherwise provided, any notice required or permitted under this Debenture shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with a reputable overnight courier or with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party in the Debenture Agreement, or at such other address as such party may designate by ten (10) days advance written notice to the other party.

         11.      Miscellaneous.

         (a) The Company hereby waives presentment, demand, protest, notice of demand, notice of nonpayment or dishonor, notice of protest and all other notices of any kind in connection with the delivery, acceptance, performance default or enforcement of the payment of this Debenture. No failure to exercise, and no delay in exercising any rights hereunder on the part of the Holder hereof shall operate as a waiver of such rights.

         (b) The Holder and the Company may from time to time enter into written agreements amending or changing any provisions of this Debenture or the Debenture Agreement or the rights of the Holder or the Company hereunder or thereunder, or may grant written waivers or consents to a departure from the due performance of the obligations of the Company hereunder or thereunder.

         (c) The Company agrees that its liability under this Debenture shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the Holder. No course of dealing and no delay or failure of the Holder in exercising any right, power, remedy or privilege under this Debenture or the Debenture Agreement shall affect any other or future exercise thereof or operate as a waiver thereof; nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power, remedy of privilege preclude any further exercise thereof or of any other right, power, remedy or privilege. The rights and remedies of the Holder under this Debenture and the Debenture Agreement are cumulative and not exclusive of any rights or remedies which they would otherwise have. Any waiver, permit, consent or approval of any kind or character on the part of the Holder of any breach or default under this Debenture or any such waiver of any provision or condition of this Debenture must be in writing and shall be effective only to the extent specifically set forth in such writing.

         (d) Whenever any payment or action to be made or taken hereunder shall be stated to be due on a day which is not a business day, such payment or action shall be made or taken on the next following business day, and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action.

         (e) All notices, requests, demands, directions and other communications (collectively, "notices") given to or made upon any party hereto under the provisions of this Debenture shall be in writing and shall be effective if given in accordance with the provisions of the Debenture Agreement.

         (f) The provisions of this Debenture are intended to be severable. If any provision of this Debenture shall be held invalid or unenforceable in whole or in part in any jurisdiction such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

         (g) This Debenture and the Debenture Agreement and other documents delivered in connection herewith and therewith supersede all prior understandings and agreements, whether written or oral, between the parties hereto and thereto relating to the transactions provided for herein and therein. Any Holder of this Debenture acknowledges that such Holder is bound by the applicable provisions of the Debenture Agreement and by the acceptance of this Debenture such Holder agrees to the terms thereof.

         (h) All representations and warranties of the Company contained herein or made in connection herewith shall survive and shall not be waived by the execution and delivery of this Debenture or by any investigation by the Holder, but shall terminate upon Company's full satisfaction and payment of all outstanding amounts in the Principal Amount of or interest on this Debenture.

         (i) This Debenture shall be binding upon and shall inure to the benefit of the Holder, the Company and their respective successors and assigns, except that the Company may not assign or transfer any of its rights and obligations hereunder or any interest herein.

         (j) Whenever the Holder's consent is required to be obtained under this Debenture or the Debenture Agreement as a condition to any action, inaction, condition or event, the Holder shall be authorized to give or withhold such consent in its sole and absolute discretion and to condition its consent upon the giving of additional collateral, the payment of money or any other matter.

         (k) The representations, warranties and covenants contained herein shall be independent of each other and no exception to any representation, warranty or covenant shall be deemed to be an exception to any other representation, warranty or covenant contained herein unless expressly provided, nor shall any such exceptions be deemed to permit any action or omission that would be in contravention of applicable law.

         (l) This Debenture shall be governed by, and construed in accordance with, the laws of the State of Utah, excluding, however, the rules relating to conflicts of law.

         (m) In no event shall the rate of interest payable under this Debenture exceed the maximum rate of interest permitted to be charged by applicable law (including the choice of law rules) and any interest paid in excess of the permitted rate shall be refunded to the Company. Such refund shall be made by application of the excessive amount of interest paid against any sums outstanding and shall be applied in such order as the Holder may determine. If the excessive amount of interest paid exceeds the sums outstanding, the portion exceeding the said sums outstanding shall be refunded in cash by the Holder. Any such crediting or refund shall not cure or waive any default by the Company hereunder. The Company agrees, however, that in determining whether or not any interest payable under this Debenture exceeds the highest rate permitted by law, any non-principal payment, other than interest payments, including, without limitation, fees and late charges, shall be deemed, to the extent permitted by law, to be an expense, fee, premium or liquidated damages, rather than interest.

         (n) THE COMPANY AND THE HOLDER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATED TO THIS DEBENTURE OR THE DEBENTURE AGREEMENT OR ANY ACT OR OMISSION WHICH EITHER PARTY ASSERTS RESULTED IN ANY LIABILITY TO THE COMPANY, THE HOLDER OR THEIR RESPECTIVE OFFICERS, DIRECTORS, STOCKHOLDERS, PARTNERS, EMPLOYEES OR AGENTS, TO THE FULL EXTENT PERMITTED BY LAW.

         (o) To the extent the Company fails to make payment of principal or interest when due under this Debenture, Holder may setoff the amount of such deficiency against "Royalty Amounts" (net of any commission that the Company would be required to pay (e.g., Coalco)) due and owing to the Company from the Holder. For purposes of this paragraph (o), "Royalty Amounts" shall mean royalties and license fees due to the Company either from the Holder or from any of the Holder's assigns or transferees that may owe a royalty or license fee to the Company.

         IN WITNESS WHEREOF, the Company, intending to be legally bound hereby, has caused this Debenture to be duly executed by its respective authorized officers on the day and year first above written.

                                                COVOL TECHNOLOGIES, INC.


                                                By: /Stanley M. Kimball/
                                                     -------------------------
                            Name: Stanley M. Kimball
                                                      Title: President
[Corporate Seal]

Attest: /Asael T. Sorensen, Jr./
       ----------------------------
Asael T. Sorensen, Jr., Secretary

Accepted and Agreed to as of
the first day referred to above

AJG FINANCIAL SERVICES, INC.


By:/David R. Long/
   ---------------------
   Name: David R. Long
   Title:   President